EXHIBIT 99.1

For Immediate Release:	July 16, 2025
Consistency, Strength & Earnings Power Remain the Story at HOMB
Conway, AR – Home BancShares, Inc. (NYSE: HOMB) (“Home” or the “Company”), parent company of Centennial Bank, released quarterly earnings today.
Quarterly Highlights

Metric	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Net income	$118.4 million	$115.2 million	$100.6 million	$100.0 million	$101.5 million
Net income, as adjusted (non-GAAP)(1)	$114.6 million	$111.9 million	$99.8 million	$99.0 million	$103.9 million
Total revenue (net)	$271.0 million	$260.1 million	$258.4 million	$258.0 million	$254.6 million
Income before income taxes	$152.0 million	$147.2 million	$129.5 million	$129.1 million	$133.4 million
Pre-tax, pre-provision, net income (PPNR) (non-GAAP)(1)	$155.0 million	$147.2 million	$146.2 million	$148.0 million	$141.4 million
PPNR, as adjusted (non-GAAP)(1)	$150.4 million	$142.8 million	$145.2 million	$146.6 million	$141.9 million
Pre-tax net income to total revenue (net)	56.08%	56.58%	50.11%	50.03%	52.40%
Pre-tax net income, as adjusted, to total revenue (net) (non-GAAP)(1)	54.39%	54.91%	49.74%	49.49%	52.59%
P5NR (Pre-tax, pre-provision, profit percentage) (PPNR to total revenue (net)) (non-GAAP)(1)	57.19%	56.58%	56.57%	57.35%	55.54%
P5NR, as adjusted (non-GAAP)(1)	55.49%	54.91%	56.20%	56.81%	55.73%
ROA	2.08%	2.07%	1.77%	1.74%	1.79%
ROA, as adjusted (non-GAAP)(1)	2.02%	2.01%	1.76%	1.72%	1.83%
NIM	4.44%	4.44%	4.39%	4.28%	4.27%
Purchase accounting accretion	$1.2 million	$1.4 million	$1.6 million	$1.9 million	$1.9 million
ROE	11.77%	11.75%	10.13%	10.23%	10.73%
ROE, as adjusted (non-GAAP)(1)	11.39%	11.41%	10.05%	10.12%	10.98%
ROTCE (non-GAAP)(1)	18.26%	18.39%	15.94%	16.26%	17.29%
ROTCE, as adjusted (non-GAAP)(1)	17.68%	17.87%	15.82%	16.09%	17.69%
Diluted earnings per share	$0.60	$0.58	$0.51	$0.50	$0.51
Diluted earnings per share, as adjusted (non-GAAP)(1)	$0.58	$0.56	$0.50	$0.50	$0.52
Non-performing assets to total assets	0.60%	0.56%	0.63%	0.63%	0.56%
Common equity tier 1 capital	15.6%	15.4%	15.1%	14.7%	14.4%
Leverage	13.4%	13.3%	13.0%	12.5%	12.3%
Tier 1 capital	15.6%	15.4%	15.1%	14.7%	14.4%
Total risk-based capital	19.3%	19.1%	18.7%	18.3%	18.0%
Allowance for credit losses to total loans	1.86%	1.87%	1.87%	2.11%	2.00%
Book value per share	$20.71	$20.40	$19.92	$19.91	$19.30
Tangible book value per share (non-GAAP)(1)	$13.44	$13.15	$12.68	$12.67	$12.08
Dividends per share	$0.20	$0.195	$0.195	$0.195	$0.18
Shareholder buyback yield(2)	0.49%	0.53%	0.05%	0.56%	0.67%
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.
(2) Calculation of this metric is included in the schedules accompanying this release.
“I am once again very pleased with our quarterly results. Diluted EPS of $0.60 and net income of $118.4 million are both records for HOMB. The ongoing, consistent performance from our bankers led to numerous other records being set in the second quarter, further highlighting that strength is no accident,” said John Allison, Chairman & CEO of HOMB.

Stock Repurchases and Dividends
During the three-month period ended June 30, 2025, the Company repurchased 1.0 million shares of common stock, which equated to a shareholder buyback yield of 0.49%(1). In comparison, during the three-month period ended March 31, 2025, the Company repurchased 1.0 million shares of common stock, which equated to a shareholder buyback yield of 0.53%(1). The Company defines shareholder buyback yield as the percentage of the Company’s market capitalization spent on share repurchases. It reflects how much the Company is returning to the shareholders by reducing the number of outstanding shares, and it is calculated by dividing the Company’s total share repurchase cost for the period by the Company’s total market capitalization at the beginning of the period.
In addition, during the quarter ended June 30, 2025, the Company paid a dividend of $0.20 per share. This cash dividend represented a $0.005 per share, or 2.6%, increase over the $0.195 cash dividend paid during the first quarter of 2025.

Operating Highlights
Net income for the three-month period ended June 30, 2025 was $118.4 million, or $0.60 diluted earnings per share, both of which were records for the Company. When adjusting for non-fundamental items, net income and diluted earnings per share on an as-adjusted basis (non-GAAP), were $114.6 million(2) and $0.58 per share(2), respectively, for the three months ended June 30, 2025.
Our net interest margin was 4.44% for both of the three-month periods ended June 30, 2025 and March 31, 2025. The yield on loans was 7.36% and 7.38% for the three months ended June 30, 2025 and March 31, 2025, respectively, as average loans increased from $14.89 billion to $15.06 billion. Additionally, the rate on interest bearing deposits decreased to 2.64% as of June 30, 2025, from 2.67% as of March 31, 2025, while average interest-bearing deposits increased from $13.20 billion to $13.43 billion.
During the second quarter of 2025, there was $516,000 of event interest income compared to $1.3 million of event interest income for the first quarter of 2025. Purchase accounting accretion on acquired loans was $1.2 million and $1.4 million for the three-month periods ended June 30, 2025 and March 31, 2025, respectively, and average purchase accounting loan discounts were $16.2 million and $17.5 million for the three-month periods ended June 30, 2025 and March 31, 2025, respectively.
Net interest income on a fully taxable equivalent basis was $222.5 million for the three-month period ended June 30, 2025, and $217.2 million for the three-month period ended March 31, 2025. This increase in net interest income for the three-month period ended June 30, 2025, was the result of a $6.6 million increase in interest income, partially offset by a $1.3 million increase in interest expense. The $6.6 million increase in interest income was primarily the result of a $5.3 million increase in loan income and a $2.3 million increase in income from deposits with other banks, partially offset by a $1.0 million decrease in investment income. The $1.3 million increase in interest expense was due to a $1.7 million increase in interest expense on deposits, partially offset by a $363,000 decrease in FHLB and other borrowed funds.
The Company reported $51.1 million of non-interest income for the second quarter of 2025. The most important components of non-interest income were $13.5 million from other income, $12.6 million from other service charges and fees, $9.6 million from service charges on deposit accounts, $5.2 million from trust fees, $4.8 million in mortgage lending income, $2.7 million from dividends from FHLB, FRB, FNBB and other, $1.4 million from the increase in cash value of life insurance and $972,000 from the gain on sale of branches, equipment and other assets, net. Included within other income was $3.5 million in special income from equity investments and $885,000 in legal fee reimbursements.

Non-interest expense for the second quarter of 2025 was $116.0 million. The most important components of non-interest expense were $64.3 million from salaries and employee benefits, $29.3 million in other operating expense, $14.0 million in occupancy and equipment expenses and $8.4 million in data processing expenses. Included within other expense was $3.3 million in legal claims expense, which was partially offset by a $1.5 million FDIC assessment reduction. For the second quarter of 2025, our efficiency ratio was 41.68%, and our efficiency ratio, as adjusted (non-GAAP), was 42.01%(2).
Financial Condition
Total loans receivable were $15.18 billion at June 30, 2025, compared to $14.95 billion at March 31, 2025. Total loans receivable of $15.18 billion were a record for the Company. Total deposits were $17.49 billion at June 30, 2025, compared to $17.54 billion at March 31, 2025. Total assets were $22.91 billion at June 30, 2025, compared to $22.99 billion at March 31, 2025.
During the second quarter of 2025, the Company had a $228.5 million increase in loans. Our community banking footprint experienced $106.8 million in organic loan growth during the quarter ended June 30, 2025, and Centennial CFG experienced $121.7 million of organic loan growth and had loans of $1.83 billion at June 30, 2025.
Non-performing loans to total loans were 0.63% and 0.60% at June 30, 2025 and March 31, 2025, respectively. Non-performing assets to total assets were 0.60% and 0.56% at June 30, 2025 and March 31, 2025, respectively. Net loans charged-off were $1.1 million for the three months ended June 30, 2025, and net loans recovered were $4.1 million for the three months ended March 31, 2025. The charge-off detail by region for the quarters ended June 30, 2025 and March 31, 2025 can be seen below.

For the Three Months Ended June 30, 2025
(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Charge-offs	$2,588	$462	$181	$582	$245	$13	$4,071
Recoveries	(2,172)	(223)	—	(22)	(577)	(2)	(2,996)
Net charge-offs (recoveries)	$416	$239	$181	$560	$(332)	$11	$1,075

For the Three Months Ended March 31, 2025
(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Charge-offs	$444	$474	$—	$53	$2,479	$8	$3,458
Recoveries	(6,514)	(228)	(658)	(3)	(117)	(2)	(7,522)
Net (recoveries) charge-offs	$(6,070)	$246	$(658)	$50	$2,362	$6	$(4,064)
At June 30, 2025, non-performing loans were $96.3 million, and non-performing assets were $137.8 million. At March 31, 2025, non-performing loans were $89.6 million, and non-performing assets were $129.4 million.

The table below shows the non-performing loans and non-performing assets by region as June 30, 2025:

(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Non-accrual loans	22,487	16,276	787	11,716	37,833	162	89,261
Loans 90+ days past due	3,557	2,341	—	—	1,133	—	7,031
Total non-performing loans	26,044	18,617	787	11,716	38,966	162	96,292

Foreclosed assets held for sale	17,259	863	22,842	—	565	—	41,529
Other non-performing assets	—	—	—	—	—	—	—
Total other non-performing assets	17,259	863	22,842	—	565	—	41,529
Total non-performing assets	43,303	19,480	23,629	11,716	39,531	162	137,821

The table below shows the non-performing loans and non-performing assets by region as March 31, 2025:

(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Non-accrual loans	23,694	15,214	2,766	5,444	39,108	157	86,383
Loans 90+ days past due	3,264	—	—	—	—	—	3,264
Total non-performing loans	26,958	15,214	2,766	5,444	39,108	157	89,647

Foreclosed assets held for sale	15,357	1,052	22,820	—	451	—	39,680
Other non-performing assets	63	—	—	—	—	—	63
Total other non-performing assets	15,420	1,052	22,820	—	451	—	39,743
Total non-performing assets	42,378	16,266	25,586	5,444	39,559	157	129,390
The Company’s allowance for credit losses on loans was $281.9 million at June 30, 2025, or 1.86% of total loans, compared to the allowance for credit losses on loans of $279.9 million, or 1.87% of total loans, at March 31, 2025. As of June 30, 2025 and March 31, 2025, the Company’s allowance for credit losses on loans was 292.72% and 312.27% of its total non-performing loans, respectively.
Stockholders’ equity was $4.09 billion at June 30, 2025, which increased approximately $42.8 million from March 31, 2025. The net increase in stockholders’ equity is primarily associated with the $78.9 million increase in retained earnings, which was partially offset by the $11.4 million increase in accumulated other comprehensive loss and the $27.5 million in stock repurchases for the quarter. Book value per common share was $20.71 at June 30, 2025, compared to $20.40 at March 31, 2025. Tangible book value per common share (non-GAAP) was $13.44(2) at June 30, 2025, compared to $13.15(2) at March 31, 2025. Book value per common share and tangible book value per common share, as of June 30, 2025, were both records for the Company.
Branches
The Company currently has 75 branches in Arkansas, 78 branches in Florida, 58 branches in Texas, 5 branches in Alabama and one branch in New York City.

Conference Call
Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 p.m. ET) on Thursday, July 17, 2025. We strongly encourage all participants to pre-register for the conference call webcast or the live call using one of the following links. First, participants can pre-register for the conference call webcast using the following link: https://events.q4inc.com/attendee/133918928. Participants who pre-register will be given a unique webcast link to gain immediate access to the conference call webcast. Second, participants can pre-register for the live call using the following link: https://www.netroadshow.com/events/login?show=862a0326&confId=84106. Participants who pre-register will be given the phone number and unique access codes to gain immediate access to the live call. Participants may pre-register now, or at any time prior to the call, and will immediately receive simple instructions via email. The Home BancShares conference call will also be scheduled as an event in your Outlook calendar.
Those without internet access or unable to pre-register may dial in and listen to the live call by calling 1-833-470-1428, Passcode: 171523. A replay of the call will be available by calling 1-866-813-9403, Passcode: 539251, which will be available until July 24, 2025, at 11:59 p.m. CT. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com.
About Home BancShares
Home BancShares, Inc. is a bank holding company headquartered in Conway, Arkansas. Its wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has branch locations in Arkansas, Florida, Texas, South Alabama and New York City. The Company’s common stock is traded through the New York Stock Exchange under the symbol “HOMB.” The Company was founded in 1998. Visit www.homebancshares.com or www.my100bank.com for more information.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures--including net income (earnings), as adjusted; pre-tax, pre-provision, net income (PPNR); PPNR, as adjusted; pre-tax net income, as adjusted, to total revenue (net); pre-tax, pre-provision, profit percentage; pre-tax, pre-provision, profit percentage, as adjusted; diluted earnings per common share, as adjusted; return on average assets, as adjusted; return on average assets excluding intangible amortization; return on average assets, as adjusted, excluding intangible amortization; return on average common equity, as adjusted; return on average tangible common equity; return on average tangible common equity, as adjusted; return on average tangible common equity excluding intangible amortization; return on average tangible common equity, as adjusted, excluding intangible amortization; efficiency ratio, as adjusted; tangible book value per common share and tangible common equity to tangible assets--to provide meaningful supplemental information regarding our performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant items or transactions that management believes are not indicative of the Company’s primary business operating results. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s business. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

(1) Calculation of this metric is included in the schedules accompanying this release.
(2) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

General
This release contains forward-looking statements regarding the Company’s plans, expectations, goals and outlook for the future, including future financial results. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future events, performance or results. When we use words or phrases like “may,” “plan,” “propose,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risks and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following: economic conditions, credit quality, interest rates, loan demand, real estate values and unemployment, including any future impacts from inflation or changes in tariffs or trade policies; the ability to identify, complete and successfully integrate new acquisitions; the risk that expected cost savings and other benefits from acquisitions may not be fully realized or may take longer to realize than expected; diversion of management time on acquisition-related issues; the availability of and access to capital and liquidity on terms acceptable to us; legislative and regulatory changes and risks and expenses associated with current and future legislation and regulations; technological changes and cybersecurity risks and incidents; the effects of changes in accounting policies and practices; changes in governmental monetary and fiscal policies; political instability, military conflicts and other major domestic or international events; the impacts of recent or future adverse weather events, including hurricanes, and other natural disasters; disruptions, uncertainties and related effects on credit quality, liquidity and other aspects of our business and operations that may result from any future public health crises; competition from other financial institutions; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; potential increases in deposit insurance assessments, increased regulatory scrutiny or market disruptions resulting from financial challenges in the banking industry; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the Securities and Exchange Commission (the “SEC”), including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025.

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FOR MORE INFORMATION CONTACT:
Donna Townsell
Director of Investor Relations
Home BancShares, Inc.
(501) 328-4625

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

(In thousands)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
ASSETS
Cash and due from banks	$291,344	$319,747	$281,063	$265,408	$229,209
Interest-bearing deposits with other banks	809,729	975,983	629,284	752,269	829,507
Cash and cash equivalents	1,101,073	1,295,730	910,347	1,017,677	1,058,716
Federal funds sold	2,600	6,275	3,725	6,425	—
Investment securities - available-for-sale, net of allowance for credit losses	2,899,968	3,003,320	3,072,639	3,270,620	3,344,539
Investment securities - held-to-maturity, net of allowance for credit losses	1,265,292	1,269,896	1,275,204	1,277,090	1,278,853
Total investment securities	4,165,260	4,273,216	4,347,843	4,547,710	4,623,392
Loans receivable	15,180,624	14,952,116	14,764,500	14,823,979	14,781,457
Allowance for credit losses	(281,869)	(279,944)	(275,880)	(312,574)	(295,856)
Loans receivable, net	14,898,755	14,672,172	14,488,620	14,511,405	14,485,601
Bank premises and equipment, net	379,729	384,843	386,322	388,776	383,691
Foreclosed assets held for sale	41,529	39,680	43,407	43,040	41,347
Cash value of life insurance	218,113	221,621	219,786	219,353	218,198
Accrued interest receivable	107,732	115,983	120,129	118,871	120,984
Deferred tax asset, net	174,323	170,120	186,697	176,629	195,041
Goodwill	1,398,253	1,398,253	1,398,253	1,398,253	1,398,253
Core deposit intangible	36,255	38,280	40,327	42,395	44,490
Other assets	383,400	376,030	345,292	352,583	350,192
Total assets	$22,907,022	$22,992,203	$22,490,748	$22,823,117	$22,919,905
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand and non-interest-bearing	$4,024,574	$4,079,289	$4,006,115	$3,937,168	$4,068,302
Savings and interest-bearing transaction accounts	11,571,949	11,586,106	11,347,850	10,966,426	11,150,516
Time deposits	1,891,909	1,876,096	1,792,332	1,802,116	1,736,985
Total deposits	17,488,432	17,541,491	17,146,297	16,705,710	16,955,803
Securities sold under agreements to repurchase	140,813	161,401	162,350	179,416	137,996
FHLB and other borrowed funds	550,500	600,500	600,750	1,300,750	1,301,050
Accrued interest payable and other liabilities	203,004	207,154	181,080	238,058	230,011
Subordinated debentures	438,957	439,102	439,246	439,394	439,542
Total liabilities	18,821,706	18,949,648	18,529,723	18,863,328	19,064,402
Stockholders' equity
Common stock	1,972	1,982	1,989	1,989	1,997
Capital surplus	2,221,576	2,246,312	2,272,794	2,272,100	2,295,893
Retained earnings	2,097,712	2,018,801	1,942,350	1,880,562	1,819,412
Accumulated other comprehensive loss	(235,944)	(224,540)	(256,108)	(194,862)	(261,799)
Total stockholders' equity	4,085,316	4,042,555	3,961,025	3,959,789	3,855,503
Total liabilities and stockholders' equity	$22,907,022	$22,992,203	$22,490,748	$22,823,117	$22,919,905

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Six Months Ended
(In thousands)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
Interest income:
Loans	$276,041	$270,784	$278,409	$281,977	$274,324	$546,825	$539,618
Investment securities
Taxable	26,444	27,433	28,943	31,006	32,587	53,877	65,816
Tax-exempt	7,626	7,650	7,704	7,704	7,769	15,276	15,572
Deposits - other banks	8,951	6,620	7,585	12,096	12,564	15,571	23,092
Federal funds sold	53	55	73	62	59	108	120
Total interest income	319,115	312,542	322,714	332,845	327,303	631,657	644,218
Interest expense:
Interest on deposits	88,489	86,786	90,564	97,785	95,741	175,275	188,289
Federal funds purchased	—	—	—	1	—	—	—
FHLB and other borrowed funds	5,539	5,902	9,541	14,383	14,255	11,441	28,531
Securities sold under agreements to repurchase	1,012	1,074	1,346	1,335	1,363	2,086	2,767
Subordinated debentures	4,123	4,124	4,121	4,121	4,122	8,247	8,219
Total interest expense	99,163	97,886	105,572	117,625	115,481	197,049	227,806
Net interest income	219,952	214,656	217,142	215,220	211,822	434,608	416,412
Provision for credit losses on loans	3,000	—	16,700	18,200	8,000	3,000	13,500
Provision for (recovery of) credit losses on unfunded commitments	—	—	—	1,000	—	—	(1,000)
Recovery of credit losses on investment securities	—	—	—	(330)	—	—	—
Total credit loss expense	3,000	—	16,700	18,870	8,000	3,000	12,500
Net interest income after credit loss expense	216,952	214,656	200,442	196,350	203,822	431,608	403,912
Non-interest income:
Service charges on deposit accounts	9,552	9,650	9,935	9,888	9,714	19,202	19,400
Other service charges and fees	12,643	10,689	11,651	10,490	10,679	23,332	20,868
Trust fees	5,234	4,760	4,526	4,403	4,722	9,994	9,788
Mortgage lending income	4,780	3,599	3,518	4,437	4,276	8,379	7,834
Insurance commissions	589	535	483	595	565	1,124	1,073
Increase in cash value of life insurance	1,415	1,842	1,215	1,161	1,279	3,257	2,474
Dividends from FHLB, FRB, FNBB & other	2,657	2,718	2,820	2,637	2,998	5,375	6,005
Gain on SBA loans	—	288	218	145	56	288	254
Gain (loss) on branches, equipment and other assets, net	972	(163)	26	32	2,052	809	2,044
Gain (loss) on OREO, net	13	(376)	(2,423)	85	49	(363)	66
Fair value adjustment for marketable securities	(238)	442	850	1,392	(274)	204	729
Other income	13,462	11,442	8,403	7,514	6,658	24,904	14,038
Total non-interest income	51,079	45,426	41,222	42,779	42,774	96,505	84,573
Non-interest expense:
Salaries and employee benefits	64,318	61,855	60,824	58,861	60,427	126,173	121,337
Occupancy and equipment	14,023	14,425	14,526	14,546	14,408	28,448	28,959
Data processing expense	8,364	8,558	9,324	9,088	8,935	16,922	18,082
Other operating expenses	29,335	28,090	27,536	27,550	29,415	57,425	56,303
Total non-interest expense	116,040	112,928	112,210	110,045	113,185	228,968	224,681
Income before income taxes	151,991	147,154	129,454	129,084	133,411	299,145	263,804
Income tax expense	33,588	31,945	28,890	29,046	31,881	65,533	62,165
Net income	$118,403	$115,209	$100,564	$100,038	$101,530	$233,612	$201,639

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Six Months Ended
(Dollars and shares in thousands, except per share data)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
PER SHARE DATA

Diluted earnings per common share	$0.60	$0.58	$0.51	$0.50	$0.51	$1.18	$1.00
Diluted earnings per common share, as adjusted (non-GAAP)(1)	0.58	0.56	0.50	0.50	0.52	1.14	1.01
Basic earnings per common share	0.60	0.58	0.51	0.50	0.51	1.18	1.00
Dividends per share - common	0.20	0.195	0.195	0.20	0.18	0.395	0.36
Shareholder buyback yield(2)	0.49%	0.53%	0.05%	0.56%	0.67%	1.02%	1.12%
Book value per common share	$20.71	$20.40	$19.92	$19.91	$19.30	$20.71	$19.30
Tangible book value per common share (non-GAAP)(1)	13.44	13.15	12.68	12.67	12.08	13.44	12.08

STOCK INFORMATION

Average common shares outstanding	197,532	198,657	198,863	199,380	200,319	198,091	200,765
Average diluted shares outstanding	197,765	198,852	198,973	199,461	200,465	198,289	200,909
End of period common shares outstanding	197,239	198,206	198,882	198,879	199,746	197,239	199,746

ANNUALIZED PERFORMANCE METRICS

Return on average assets (ROA)	2.08%	2.07%	1.77%	1.74%	1.79%	2.08%	1.78%
Return on average assets, as adjusted: (ROA, as adjusted) (non-GAAP)(1)	2.02	2.01	1.76	1.72	1.83	2.02	1.79
Return on average assets excluding intangible amortization (non-GAAP)(1)	2.25	2.24	1.92	1.88	1.94	2.25	1.93
Return on average assets, as adjusted, excluding intangible amortization (non-GAAP)(1)	2.18	2.18	1.91	1.86	1.98	2.18	1.94
Return on average common equity (ROE)	11.77	11.75	10.13	10.23	10.73	11.76	10.69
Return on average common equity, as adjusted: (ROE, as adjusted) (non-GAAP)(1)	11.39	11.41	10.05	10.12	10.98	11.40	10.76
Return on average tangible common equity (ROTCE) (non-GAAP)(1)	18.26	18.39	15.94	16.26	17.29	18.33	17.26
Return on average tangible common equity, as adjusted: (ROTCE, as adjusted) (non-GAAP)(1)	17.68	17.87	15.82	16.09	17.69	17.77	17.38
Return on average tangible common equity excluding intangible amortization (non-GAAP)(1)	18.50	18.64	16.18	16.51	17.56	18.57	17.53
Return on average tangible common equity, as adjusted, excluding intangible amortization (non-GAAP)(1)	17.92	18.12	16.07	16.34	17.97	18.02	17.66
(1)  Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.
(2) Calculation of this metric is included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Six Months Ended
(Dollars in thousands)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
Efficiency ratio	41.68%	42.22%	42.24%	41.42%	43.17%	41.94%	43.69%
Efficiency ratio, as adjusted (non-GAAP)(1)	42.01	42.84	42.00	41.66	42.59	42.42	43.50
Net interest margin - FTE (NIM)	4.44	4.44	4.39	4.28	4.27	4.44	4.20
Fully taxable equivalent adjustment	$2,526	$2,534	$2,398	$2,616	$2,628	$5,060	$3,520
Total revenue (net)	271,031	260,082	258,364	257,999	254,596	531,113	500,985
Pre-tax, pre-provision, net income (PPNR) (non-GAAP)(1)	154,991	147,154	146,154	147,954	141,411	302,145	276,304
PPNR, as adjusted (non-GAAP)(1)	150,404	142,821	145,209	146,562	141,886	293,225	275,614
Pre-tax net income to total revenue (net)	56.08%	56.58%	50.11%	50.03%	52.40%	56.32%	52.66%
Pre-tax net income, as adjusted, to total revenue (net) (non-GAAP)(1)	54.39	54.91	49.74	49.49	52.59	54.64	52.52
P5NR ((Pre-tax, pre-provision, profit percentage) (PPNR to total revenue (net)) (non-GAAP)(1)	57.19	56.58	56.57	57.35	55.54	56.89	55.15
P5NR, as adjusted (non-GAAP)(1)	55.49	54.91	56.20	56.81	55.73	55.21	55.01
Total purchase accounting accretion	$1,233	$1,378	$1,610	$1,878	$1,873	$2,611	$4,645
Average purchase accounting loan discounts	16,219	17,493	19,090	20,832	22,788	16,873	23,813

OTHER OPERATING EXPENSES

Advertising	$2,054	$1,928	$1,941	$1,810	$1,692	$3,982	$3,346
Amortization of intangibles	2,025	2,047	2,068	2,095	2,140	4,072	4,280
Electronic banking expense	3,172	3,055	3,307	3,569	3,412	6,227	6,568
Directors' fees	431	452	356	362	423	883	921
Due from bank service charges	283	281	271	302	282	564	558
FDIC and state assessment	1,636	3,387	3,216	3,360	5,494	5,023	8,812
Insurance	1,049	999	900	926	905	2,048	1,808
Legal and accounting	2,360	3,641	2,361	1,902	2,617	6,001	4,698
Other professional fees	2,211	1,947	1,736	2,062	2,108	4,158	4,344
Operating supplies	711	711	711	673	613	1,422	1,296
Postage	488	503	518	522	497	991	1,020
Telephone	419	436	438	455	444	855	914
Other expense	12,496	8,703	9,713	9,512	8,788	21,199	17,738
Total other operating expenses	$29,335	$28,090	$27,536	$27,550	$29,415	$57,425	$56,303
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

(Dollars in thousands)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
BALANCE SHEET RATIOS
Total loans to total deposits	86.80%	85.24%	86.11%	88.74%	87.18%
Common equity to assets	17.83	17.58	17.61	17.35	16.82
Tangible common equity to tangible assets (non-GAAP)(1)	12.35	12.09	11.98	11.78	11.23
LOANS RECEIVABLE
Real estate
Commercial real estate loans
Non-farm/non-residential	$5,553,182	$5,588,681	$5,426,780	$5,496,536	$5,599,925
Construction/land development	2,695,561	2,735,760	2,736,214	2,741,419	2,511,817
Agricultural	315,926	335,437	336,993	335,965	345,461
Residential real estate loans
Residential 1-4 family	2,138,990	1,947,872	1,956,489	1,932,352	1,910,143
Multifamily residential	620,439	576,089	496,484	482,648	509,091
Total real estate	11,324,098	11,183,839	10,952,960	10,988,920	10,876,437
Consumer	1,218,834	1,227,745	1,234,361	1,219,197	1,189,386
Commercial and industrial	2,107,326	2,045,036	2,022,775	2,084,667	2,242,072
Agricultural	323,457	314,323	367,251	352,963	314,600
Other	206,909	181,173	187,153	178,232	158,962
Loans receivable	$15,180,624	$14,952,116	$14,764,500	$14,823,979	$14,781,457
ALLOWANCE FOR CREDIT LOSSES
Balance, beginning of period	$279,944	$275,880	$312,574	$295,856	$290,294
Loans charged off	4,071	3,458	53,959	2,001	3,098
Recoveries of loans previously charged off	2,996	7,522	565	519	660
Net loans charged off (recovered)	1,075	(4,064)	53,394	1,482	2,438
Provision for credit losses - loans	3,000	—	16,700	18,200	8,000
Balance, end of period	$281,869	$279,944	$275,880	$312,574	$295,856
Net charge-offs (recoveries) to average total loans	0.03%	(0.11)%	1.44%	0.04%	0.07%
Allowance for credit losses to total loans	1.86	1.87	1.87	2.11	2.00
NON-PERFORMING ASSETS
Non-performing loans
Non-accrual loans	$89,261	$86,383	$93,853	$95,747	$78,090
Loans past due 90 days or more	7,031	3,264	5,034	5,356	8,251
Total non-performing loans	96,292	89,647	98,887	101,103	86,341
Other non-performing assets
Foreclosed assets held for sale, net	41,529	39,680	43,407	43,040	41,347
Other non-performing assets	—	63	63	63	63
Total other non-performing assets	41,529	39,743	43,470	43,103	41,410
Total non-performing assets	$137,821	$129,390	$142,357	$144,206	$127,751
Allowance for credit losses for loans to non-performing loans	292.72%	312.27%	278.99%	309.16%	342.66%
Non-performing loans to total loans	0.63	0.60	0.67	0.68	0.58
Non-performing assets to total assets	0.60	0.56	0.63	0.63	0.56
(1) Calculation of this metric and the reconciliation to GAAP is included in the schedules accompanying this release.

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	June 30, 2025			March 31, 2025
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets
Interest-bearing balances due from banks	$813,833	$8,951	4.41%	$611,962	$6,620	4.39%
Federal funds sold	4,878	53	4.36	5,091	55	4.38
Investment securities - taxable	3,095,764	26,444	3.43	3,179,290	27,433	3.50
Investment securities - non-taxable - FTE	1,113,044	10,033	3.62	1,135,783	10,061	3.59
Loans receivable - FTE	15,055,414	276,160	7.36	14,893,912	270,907	7.38
Total interest-earning assets	20,082,933	321,641	6.42	19,826,038	315,076	6.45
Non-earning assets	2,714,805			2,722,797
Total assets	$22,797,738			$22,548,835
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$11,541,641	$71,042	2.47%	$11,402,688	$69,672	2.48%
Time deposits	1,886,147	17,447	3.71	1,801,503	17,114	3.85
Total interest-bearing deposits	13,427,788	88,489	2.64	13,204,191	86,786	2.67
Federal funds purchased	46	—	—	—	—	—
Securities sold under agreement to repurchase	143,752	1,012	2.82	155,861	1,074	2.79
FHLB and other borrowed funds	566,984	5,539	3.92	600,681	5,902	3.98
Subordinated debentures	439,027	4,123	3.77	439,173	4,124	3.81
Total interest-bearing liabilities	14,577,597	99,163	2.73	14,399,906	97,886	2.76
Non-interest bearing liabilities
Non-interest bearing deposits	3,981,901			3,980,944
Other liabilities	202,085			190,314
Total liabilities	18,761,583			18,571,164
Shareholders' equity	4,036,155			3,977,671
Total liabilities and shareholders' equity	$22,797,738			$22,548,835
Net interest spread			3.69%			3.69%
Net interest income and margin - FTE		$222,478	4.44		$217,190	4.44

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Six Months Ended
	June 30, 2025			June 30, 2024
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets
Interest-bearing balances due from banks	$713,455	$15,571	4.40%	$865,686	$23,092	5.36%
Federal funds sold	4,984	108	4.37	4,718	120	5.11
Investment securities - taxable	3,137,296	53,877	3.46	3,459,639	65,816	3.83
Investment securities - non-taxable - FTE	1,124,351	20,094	3.60	1,221,431	18,896	3.11
Loans receivable - FTE	14,975,109	547,067	7.37	14,568,029	539,814	7.45
Total interest-earning assets	19,955,195	636,717	6.43	20,119,503	647,738	6.47
Non-earning assets	2,718,779			2,660,101
Total assets	$22,673,974			$22,779,604
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$11,472,548	$140,713	2.47%	$11,078,749	$153,525	2.79%
Time deposits	1,844,059	34,562	3.78	1,708,902	34,764	4.09
Total interest-bearing deposits	13,316,607	175,275	2.65	12,787,651	188,289	2.96
Federal funds purchased	23	—	—	17	—	—
Securities sold under agreement to repurchase	149,773	2,086	2.81	165,962	2,767	3.35
FHLB and other borrowed funds	583,739	11,441	3.95	1,301,071	28,531	4.41
Subordinated debentures	439,100	8,247	3.79	439,686	8,219	3.76
Total interest-bearing liabilities	14,489,242	197,049	2.74	14,694,387	227,806	3.12
Non-interest bearing liabilities
Non-interest bearing deposits	3,981,425			4,050,787
Other liabilities	196,232			239,704
Total liabilities	18,666,899			18,984,878
Shareholders' equity	4,007,075			3,794,726
Total liabilities and shareholders' equity	$22,673,974			$22,779,604
Net interest spread			3.69%			3.35%
Net interest income and margin - FTE		$439,668	4.44		$419,932	4.20

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Six Months Ended
(Dollars and shares in thousands, except per share data)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
EARNINGS, AS ADJUSTED
GAAP net income available to common shareholders (A)	$118,403	$115,209	$100,564	$100,038	$101,530	$233,612	$201,639
Pre-tax adjustments
FDIC special assessment	(1,516)	—	—	—	2,260	(1,516)	2,260
BOLI death benefits	(1,243)	—	(95)	—	—	(1,243)	(162)
Gain on sale of premises and equipment	(983)	—	—	—	(2,059)	(983)	(2,059)
Fair value adjustment for marketable securities	238	(442)	(850)	(1,392)	274	(204)	(729)
Special income from equity investment	(3,498)	(3,891)	—	—	—	(7,389)	—
Legal fee reimbursement	(885)	—	—	—	—	(885)	—
Legal claims expense	3,300	—	—	—	—	3,300	—
Total pre-tax adjustments	(4,587)	(4,333)	(945)	(1,392)	475	(8,920)	(690)
Tax-effect of adjustments	(817)	(1,059)	(208)	(348)	119	(1,876)	(132)
Deferred tax asset write-down	—	—	—	—	2,030	—	2,030
Total adjustments after-tax (B)	(3,770)	(3,274)	(737)	(1,044)	2,386	(7,044)	1,472
Earnings, as adjusted (C)	$114,633	$111,935	$99,827	$98,994	$103,916	$226,568	$203,111

Average diluted shares outstanding (D)	197,765	198,852	198,973	199,461	200,465	198,289	200,909

GAAP diluted earnings per share: (A/D)	$0.60	$0.58	$0.51	$0.50	$0.51	$1.18	$1.00
Adjustments after-tax: (B/D)	(0.02)	(0.02)	(0.01)	—	0.01	(0.04)	0.01
Diluted earnings per common share, as adjusted: (C/D)	$0.58	$0.56	$0.50	$0.50	$0.52	$1.14	$1.01

ANNUALIZED RETURN ON AVERAGE ASSETS
Return on average assets: (A/E)	2.08%	2.07%	1.77%	1.74%	1.79%	2.08%	1.78%
Return on average assets, as adjusted: (ROA, as adjusted) ((A+D)/E)	2.02	2.01	1.76	1.72	1.83	2.02	1.79
Return on average assets excluding intangible amortization: ((A+C)/(E-F))	2.25	2.24	1.92	1.88	1.94	2.25	1.93
Return on average assets, as adjusted, excluding intangible amortization: ((A+C+D)/(E-F))	2.18	2.18	1.91	1.86	1.98	2.18	1.94

GAAP net income available to common shareholders (A)	$118,403	$115,209	$100,564	$100,038	$101,530	$233,612	$201,639
Amortization of intangibles (B)	2,025	2,047	2,068	2,095	2,140	4,072	4,280
Amortization of intangibles after-tax (C)	1,530	1,547	1,563	1,572	1,605	3,077	3,210
Adjustments after-tax (D)	(3,770)	(3,274)	(737)	(1,044)	2,386	(7,044)	1,472
Average assets (E)	22,797,738	22,548,835	22,565,077	22,893,784	22,875,949	22,673,974	22,779,604
Average goodwill & core deposit intangible (F)	1,435,480	1,437,515	1,439,566	1,441,654	1,443,778	1,436,492	1,444,840

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Six Months Ended
(Dollars in thousands)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
ANNUALIZED RETURN ON AVERAGE COMMON EQUITY
Return on average common equity: (A/D)	11.77%	11.75%	10.13%	10.23%	10.73%	11.76%	10.69%
Return on average common equity, as adjusted: (ROE, as adjusted) ((A+C)/D)	11.39	11.41	10.05	10.12	10.98	11.40	10.76
Return on average tangible common equity: (ROTCE) (A/(D-E))	18.26	18.39	15.94	16.26	17.29	18.33	17.26
Return on average tangible common equity, as adjusted: (ROTCE, as adjusted) ((A+C)/(D-E))	17.68	17.87	15.82	16.09	17.69	17.77	17.38
Return on average tangible common equity excluding intangible amortization: (B/(D-E))	18.50	18.64	16.18	16.51	17.56	18.57	17.53
Return on average tangible common equity, as adjusted, excluding intangible amortization: ((B+C)/(D-E))	17.92	18.12	16.07	16.34	17.97	18.02	17.66

GAAP net income available to common shareholders (A)	$118,403	$115,209	$100,564	$100,038	$101,530	$233,612	$201,639
Earnings excluding intangible amortization (B)	119,933	116,756	102,127	101,610	103,135	236,689	204,849
Adjustments after-tax (C)	(3,770)	(3,274)	(737)	(1,044)	2,386	(7,044)	1,472
Average common equity (D)	4,036,155	3,977,671	3,950,176	3,889,712	3,805,800	4,007,075	3,794,726
Average goodwill & core deposits intangible (E)	1,435,480	1,437,515	1,439,566	1,441,654	1,443,778	1,436,492	1,444,840
EFFICIENCY RATIO & P5NR
Efficiency ratio: ((D-G)/(B+C+E))	41.68%	42.22%	42.24%	41.42%	43.17%	41.94%	43.69%
Efficiency ratio, as adjusted: ((D-G-I)/(B+C+E-H))	42.01	42.84	42.00	41.66	42.59	42.42	43.50
Pre-tax net income to total revenue (net) (A/(B+C))	56.08	56.58	50.11	50.03	52.40	56.32	52.66
Pre-tax net income, as adjusted, to total revenue (net) ((A+F)/(B+C))	54.39	54.91	49.74	49.49	52.59	54.64	52.52
Pre-tax, pre-provision, net income (PPNR) (B+C-D)	$154,991	$147,154	$146,154	$147,954	$141,411	$302,145	$276,304
Pre-tax, pre-provision, net income, as adjusted (B+C-D+F)	150,404	142,821	145,209	146,562	141,886	293,225	275,614
P5NR ((Pre-tax, pre-provision, profit percentage) PPNR to total revenue (net)) (B+C-D)/(B+C)	57.19%	56.58%	56.57%	57.35%	55.54%	56.89%	55.15%
P5NR, as adjusted (B+C-D+F-G)/(B+C)	55.49	54.91	56.20	56.81	55.73	55.21	55.01

Pre-tax net income (A)	$151,991	$147,154	$129,454	$129,084	$133,411	$299,145	$263,804
Net interest income (B)	219,952	214,656	217,142	215,220	211,822	434,608	416,412
Non-interest income (C)	51,079	45,426	41,222	42,779	42,774	96,505	84,573
Non-interest expense (D)	116,040	112,928	112,210	110,045	113,185	228,968	224,681
Fully taxable equivalent adjustment (E)	2,526	2,534	2,398	2,616	2,628	5,060	3,520
Total pre-tax adjustments (F)	(4,587)	(4,333)	(945)	(1,392)	475	(8,920)	(690)
Amortization of intangibles (G)	2,025	2,047	2,068	2,095	2,140	4,072	4,280
Adjustments:
Non-interest income:
Fair value adjustment for marketable securities	$(238)	$442	$850	$1,392	$(274)	$204	$729
Gain (loss) on OREO	13	(376)	(2,423)	85	49	(363)	66
Gain (loss) on branches, equipment and other assets, net	972	(163)	26	32	2,052	809	2,044
Special income from equity investment	3,498	3,891	—	—	—	7,389	—
Legal expense reimbursement	885	—	—	—	—	885	—
BOLI death benefits	1,243	—	95	—	—	1,243	162
Total non-interest income adjustments (H)	$6,373	$3,794	$(1,452)	$1,509	$1,827	$10,167	$3,001
Non-interest expense:
FDIC special assessment	(1,516)	—	—	—	2,260	(1,516)	2,260
Legal claims expense	3,300	—	—	—	—	3,300	—
Total non-interest expense adjustments (I)	$1,784	$—	$—	$—	$2,260	$1,784	$2,260

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
TANGIBLE BOOK VALUE PER COMMON SHARE
Book value per common share: (A/B)	$20.71	$20.40	$19.92	$19.91	$19.30
Tangible book value per common share: ((A-C-D)/B)	13.44	13.15	12.68	12.67	12.08

Total stockholders' equity (A)	$4,085,316	$4,042,555	$3,961,025	$3,959,789	$3,855,503
End of period common shares outstanding (B)	197,239	198,206	198,882	198,879	199,746
Goodwill (C)	1,398,253	1,398,253	1,398,253	1,398,253	1,398,253
Core deposit and other intangibles (D)	36,255	38,280	40,327	42,395	44,490
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Equity to assets: (B/A)	17.83%	17.58%	17.61%	17.35%	16.82%
Tangible common equity to tangible assets: ((B-C-D)/(A-C-D))	12.35	12.09	11.98	11.78	11.23

Total assets (A)	$22,907,022	$22,992,203	$22,490,748	$22,823,117	$22,919,905
Total stockholders' equity (B)	4,085,316	4,042,555	3,961,025	3,959,789	3,855,503
Goodwill (C)	1,398,253	1,398,253	1,398,253	1,398,253	1,398,253
Core deposit and other intangibles (D)	36,255	38,280	40,327	42,395	44,490

Home BancShares, Inc.
Shareholder Buyback Yield
(Unaudited)

	Quarter Ended					Six Months Ended
(Dollars and shares in thousands)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
SHAREHOLDER BUYBACK YIELD
Shareholder buyback yield: (A/B)	0.49%	0.53%	0.05%	0.56%	0.67%	1.02%	1.12%

Shares repurchased	1,000	1,000	96	1,000	1,400	2,000	2,426
Average price per share	$26.99	$29.67	$26.38	$26.90	$23.26	$28.33	$23.31
Principal cost	26,989	29,668	2,526	26,902	32,562	56,657	56,549
Excise tax	459	117	(72)	63	285	576	421
Total share repurchase cost (A)	$27,448	$29,785	$2,454	$26,965	$32,847	$57,233	$56,970

Shares outstanding beginning of period	198,206	198,882	198,879	199,746	200,797	198,882	201,526
Price per share beginning of period	$28.27	$28.30	$27.09	$23.96	$24.57	$28.30	$25.33
Market capitalization beginning of period (B)	$5,603,284	$5,628,361	$5,387,632	$4,785,914	$4,933,582	$5,628,361	$5,104,654